EXHIBIT 99.2

       N E W S   B U L L E T I N            EMPIRE FINANCIAL HOLDING COMPANY
                 FROM:                          2170 West State Road 434
                                                       Suite 100
           F I N A N C I A L                       Longwood, FL 32779
            RELATIONS BOARD                            AMEX: EFH
________________________________________________________________________________

 FOR FURTHER INFORMATION:

 AT THE COMPANY:                           AT FINANCIAL RELATIONS BOARD:
 Donald A. Wojnowski Jr.                   Lasse Glassen
 President                                 General Information
 (407) 774-1300                            (310) 854-8313
 investorrelations@empirenow.com           lglassen@financialrelationsboard.com
________________________________________________________________________________


FOR IMMEDIATE RELEASE
MAY 20, 2005

               EMPIRE FINANCIAL REPORTS 2005 FIRST QUARTER RESULTS
        COMPANY RETURNS TO PROFITABILITY WITH FIRST QUARTER EPS OF $0.06
                    RODGER REES NAMED CHIEF FINANCIAL OFFICER


LONGWOOD, FLA., MAY 20, 2005 -- EMPIRE FINANCIAL HOLDING COMPANY (AMEX: EFH), a financial brokerage services firm serving retail and institutional clients, today announced financial results for the first quarter ended March 31, 2005. First quarter 2005 financial results included a year-over-year revenue increase of 11.6% and a return to profitability with earnings of $0.06 per basic and diluted share.

President Donald A. Wojnowski Jr., "We are pleased with our return to profitability along with the balance sheet improvements made during the quarter. Our first quarter results indicate that our business plan is on track. Consistent with our plan for 2005 and beyond, we are continuing to focus on growing our revenues while managing expenses in today's highly competitive environment."

Wojnowski continued, "Additionally we are pleased to announce Rodger E. Rees will succeed Patrick E. Rodgers as our Chief Financial Officer, in addition to continuing in his current position as Chief Operating Officer of our broker dealer subsidiary. Rodger has been a valuable member of our team since 2001 and has over 20 years of financial services and accounting experience. I want to personally thank Patrick Rodgers for his efforts during the past 14 months and his contributions to our company are greatly appreciated. Pat will remain with the Company during a transition period."

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Empire Financial Holding Company
Page 2 of 5


FINANCIAL RESULTS

Total revenues for the three months ended March 31, 2005 were $5,936,760, an increase of $616,680, or 11.6%, compared to our revenues of $5,320,080 for the same period in 2004. The revenue growth was primarily the result of a 159.9% increase in net revenues from our order execution and trading operations. Total operating expenses for the three months ended March 31, 2005 were $5,699,176 compared to total operating expenses of $5,385,509 for the same period in 2004. The increase was primarily due to higher employee compensation and benefits expenses, partially offset by a waiver of compensation by certain of our employees.

For the three months ended March 31, 2005, we reported net income of $230,834, or $.06 per basic and diluted share, compared to a restated net loss of $(72,180), or $(0.02) per basic and diluted share, for the same period in 2004.

FINANCIAL CONDITION

At March 31, 2005, we had total assets of $3.8 million, the majority of which consisted of cash and cash equivalents, trading account securities purchased not yet sold and receivables from brokers, dealers and clearing organizations arising from customer-related securities transactions. Stockholders' deficit was $(1,308,937) at March 31, 2005, representing an improvement of $588,670 from a stockholders' deficit of $(1,897,607) at December 31, 2004, primarily due to earnings and the net proceeds from the issuance of additional shares of our common stock.

The audit report contained in our Annual Report on Form 10-KSB for the year ended December 31, 2004 contains an explanatory paragraph that raises doubt about the Company's ability to continue as going concern because the Company has had net losses from continuing operations in 2004, 2003 and 2002, a stockholders' deficit and has uncertainties relating to regulatory investigations.

ABOUT EMPIRE FINANCIAL HOLDING COMPANY

Empire Financial Holding Company, through its wholly owned subsidiary, Empire Financial Group, Inc., provides full-service retail brokerage services through its network of independently owned and operated offices and discount retail securities brokerage via both the telephone and the Internet. Through its market-making and trading division, the Company offers securities order execution services for unaffiliated broker dealers and makes markets in domestic and international securities. Empire Financial also provides turn-key fee based investment advisory and registered investment advisor custodial services through its wholly owned subsidiary, Empire Investment Advisors, Inc.


                                    - more -
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Empire Financial Holding Company
Page 3 of 5


FORWARD-LOOKING STATEMENT DISCLAIMER

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, without limitation, the ability of the Company to continue as a going concern, fluctuations in the volume of transactional services provided by the Company, competition with respect to financial services commission rates, the effect of general economic and market conditions, factors affecting the securities brokerage industry as well as other risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.


                         - FINANCIAL STATEMENTS FOLLOW -


                                    - more -
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Empire Financial Holding Company
Page 4 of 5

                EMPIRE FINANCIAL HOLDING COMPANY AND SUBSIDIARIES
            CONSOLIDATED STATEMENT OF FINANCIAL CONDITION (Unaudited)
                                 March 31, 2005

     ASSETS

Cash and equivalents .............................................  $   745,027
Trading account securities purchased not yet sold, at fair value .      908,728
Receivables from customers .......................................       94,222
Receivables from brokers and dealers and clearing organizations ..    1,018,753
Deposits at clearing organizations ...............................      606,279
Furniture and equipment, net of accumulated depreciation .........      133,688
Prepaid expenses and other assets ................................      193,690
Deferred offering expenses .......................................       96,176
                                                                    -----------

        TOTAL ASSETS .............................................  $ 3,796,563
                                                                    ===========


     LIABILITIES AND SHAREHOLDERS' DEFICIT

LIABILITIES:
  Notes payable ..................................................  $ 1,225,000
  Notes payable-convertible debt .................................      472,089
  Notes payable-related parties ..................................      441,667
  Accounts payable, accrued expenses and other liabilities .......    1,865,917
  Trading account securities, sold not yet bought, at fair value .      299,843
  Payable to brokers, dealers and clearing organizations .........      800,984
                                                                    -----------

        TOTAL LIABILITIES ........................................    5,105,500
                                                                    -----------


SHAREHOLDERS' DEFICIT:

  Convertible preferred stock, $.01 par value,
     1,000,000 shares authorized;
     10,000 issued and outstanding ...............................          100
  Common stock, $.01 par value,
     100,000,000 shares authorized;
     3,979,692 shares issued and outstanding .....................       39,798
  Additional paid-in capital .....................................    6,500,692
  Deferred compensation ..........................................      (52,767)
  Accumulated deficit ............................................   (7,796,760)
                                                                    -----------

        TOTAL SHAREHOLDERS' DEFICIT ..............................   (1,308,937)
                                                                    -----------

           TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT ...........  $ 3,796,563
                                                                    ===========

                                    - more -
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Empire Financial Holding Company
Page 5 of 5

             EMPIRE FINANCIAL HOLDING COMPANY AND SUBSIDIARIES
               CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

                                                                   THREE MONTHS
                                                  THREE MONTHS        ENDED
                                                      ENDED       MARCH 31, 2004
                                                 MARCH 31, 2005     (RESTATED)
                                                 --------------   --------------

REVENUES:
      Commissions and fees ....................    $ 4,064,326      $ 4,415,068
      Order execution trading revenues, net ...      1,745,901          824,545
      Interest ................................         49,311           39,203
      Other ...................................         77,222           41,263
                                                   -----------      -----------

                                                     5,936,760        5,320,079
                                                   -----------      -----------

EXPENSES:
      Employee compensation and benefits ......      1,304,343          808,849
      Commissions and clearing costs ..........      3,572,373        3,871,206
      Interest ................................         29,160           27,849
      Communications and data processing ......         89,243           32,847
      General and administrative ..............        704,057          644,758
                                                   -----------      -----------

                                                     5,699,176        5,385,509
                                                   -----------      -----------

NET INCOME (LOSS) .............................        237,584          (65,430)
      Preferred stock dividend ................         (6,750)          (6,750)
                                                   -----------      -----------

Net income (loss) applicable to common
 shareholders .................................    $   230,834      $   (72,180)
                                                   ===========      ===========

Basic and diluted earnings per share applicable to common shareholders:

Earnings (loss) per share-basic and diluted ...    $      0.06      $     (0.02)
                                                   ===========      ===========

Weighted average shares outstanding:
      Basic ...................................      3,559,877        3,194,450
                                                   ===========      ===========

      Diluted .................................      3,945,922        3,194,450
                                                   ===========      ===========

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